February 1, 2002

                        THE DREYFUS/LAUREL FUNDS, INC.

                         DREYFUS TAX-SMART GROWTH FUND

                           SUPPLEMENT TO PROSPECTUS

                            DATED DECEMBER 17, 2001

   At a meeting of the Board of Directors held on January 31, 2002, the Board approved certain changes to the Fund, which include:

    * Changing the Fund's name

    * Changing the Fund's investment objective

    * Changing certain of the Fund's investment policies and strategies

    * Changing the Fund's distribution structure

These changes will become effective on or about April 15, 2002 (the "Effective Date").

I.   NAME CHANGE

   As of the Effective Date, the Fund's name will change to Dreyfus Premier Core Equity Fund.

II.   CHANGES TO THE FUND'S INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

   As of the Effective Date, the Fund's fundamental investment objective will change from seeking long-term capital appreciation consistent with minimizing realized capital gains and taxable current income to seeking long-term capital appreciation. To pursue this goal, the Fund will normally invest at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion.

   The Fund will continue to employ its "buy-and-hold" investment strategy and will normally seek to keep the annual portfolio turnover rate below 15%. However, the Fund will no longer be managed in accordance with an express " tax-managed" objective or strategies (other than the "buy-and-hold" strategy and low portfolio turnover rate).

III. CHANGES TO THE FUND'S DISTRIBUTION STRUCTURE

   As of the Effective Date, the Fund's shares will be re-designated as "Class A shares" and will be subject to a maximum front-end sales load of 5.75%. HOLDERS OF THE FUND'S SHARES ON THE DAY PRIOR TO THE EFFECTIVE DATE WILL CONTINUE TO BE ELIGIBLE TO PURCHASE CLASS A SHARES OF THE FUND WITHOUT A FRONT-END SALES LOAD. In addition, the Fund will begin offering Class B shares, which will be subject to a maximum contingent deferred sales charge ("CDSC") of 4% (the amount of the CDSC will vary depending on the number of years from the time Class B shares are purchased to the time they are redeemed), Class C shares, which will be subject to a 1% CDSC if such shares are redeemed within one year of purchase, Class R shares, which will not be subject to any front-end sales load or CDSC and are designed for eligible institutions and their clients, and Class T shares, which will be subject to a maximum front-end sales load of 4.5%. The Fund's shares will  be  sold  primarily  to  certain  clients  of  brokers,  dealers and other
financial    institutions.

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